First Quarter 2014 Results Call

May 8, 2014

meetme

Cautionary Note Regarding Forward Looking Statements

Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding whether we will meet our expected financial projections; whether we can continue to manage costs and whether we will be impacted by future bad debt; whether we have sufficient cash to meet our current growth plans; revenue growth on mobile and web; growth of average revenue per user; our ability to enhance our core MeetMe app to spur engagement and drive virtual growth; the creation of new standalone apps and their ability to accelerate the growth of our overall user base; whether mobile revenue will continue to increase and if so, whether it will continue to offset declining web revenue; whether the transformation to a mobile business will yield stronger financial performance; the future success of our mobile monetization products, including advertising, freemium, and subscription products; future levels of monetization and the influence of new products on monetization; our ability to drive more mobile daily active users; our ability to execute against our product pipeline and its ability to increase viral spread and user engagement; our ability to create new products and continually improve them; whether we will meet our promotional goals for standalone apps and whether our strategy for analyzing such apps will be effective; whether such standalone apps will enable inexpensive and fast product iteration; whether a strong, differentiated Chat offering will drive increased user engagement, retain users longer and positively impact DAU; whether the ephemeral photo sharing feature will become one of the most important features of the Chat app; whether future releases will drive more existing connections into Chat and help users efficiently find new chat partners; the strength of our team; whether dating industry trends are favoring free services and lower prices; whether we can make better matches because our users do not hit a paywall; the future earnings potential of our business; whether our listing on NASDAQ provides a strong platform to reach investors, enhance our market visibility and contribute to increased liquidity; and whether we will fund initiatives which will drive user growth and engagement that creates shareholder value are forward-looking statements. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include our ability to launch new products and features, the willingness of users to try new product offerings; our ability to launch new apps successfully and within the anticipated timeframes and the performance of our advertising partners. Further information on our risk factors is contained in our filings with the SEC, including the Form 10-K for the year ended December 31, 2013. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G – Non-GAAP Financial Measures

This presentation includes a discussion of Adjusted EBITDA from continuing operations which is a non-GAAP financial measure. Reconciliations to the most directly comparable GAAP financial measures are provided at the end of the appendix to this presentation.

Q1 Highlights

- Total revenue grew 22% from Q1 '13 to $9.5M.
- Mobile revenue grew 144% from Q1 '13 to $4.7M.
- Mobile ARPU of $1.92 significantly higher than Web ARPU of $1.04.
- 49.4% of total revenue from mobile, up from 24.6% in Q1 '13.



Mobile Revenue up 144%
Virtual Currency
Advertising
1.9M
4.7M
Q1'13
Q1'14



Q1 '14 Average Revenue Per User (ARPU)
$2.00
$1.50
$1.00
$0.50
0
$1.04
$1.92
Web
Mobile

Average Revenue per User (ARPU) is calculated by dividing quarterly MeetMe web and mobile revenue by the average monthly active users (MAUs) for web and mobile.

Total Revenue



Reported Total Revenue
Cross Platform
MeetMe
15M
10M
5M
0
7.8M
700K
7.1M
9.5M
1.3M
8.2M
10.1M
1.8M
8.3M
13M
2.3M
10.7M
9.5M
1.5M
8M
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

MeetMe Mobile Revenue


MeetMe Mobile Revenue
6M
4M
2M
0
1.9M
2.6M
2.9M
5.1M
4.7M
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14


Share of Mobile Revenue
(Q1 2014)
26%
Credits and Subscriptions
74%
Advertising Revenue

Revenue charts refer to total revenue from the MeetMe website and mobile app, and excludes Cross Platform revenue. Mobile revenue refers to advertising and virtual currency revenue from MeetMe's mobile app and mobile web site.

MeetMe Mobile as % of Total Company Revenue



Mobile Revenue as % of Total Company Revenue
50%
40%
30%
20%
10%
0
24.6%
27.8%
29.1%
38.9%
49.4%
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Average Revenue Per Daily Active User (ARPDAU)


ARPDAU - Web
$0.16
$0.12
$0.08
$0.04
0
$0.110
$0.124
$0.130
$0.148
$0.109
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14


ARPDAU - Mobile
$0.08
$0.06
$0.04
$0.02
0
$0.028
$0.037
$0.040
$0.064
$0.068
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

In the quarter ended December 31, 2013, the company reported mobile ARPDAU of $0.071, which included a one-time revenue recognition of past deferred revenue for virtual currency sales previously collected but never used by the purchaser. Excluding this one-time adjustment, the mobile ARPDAU for the quarter ended December 31, 2013 would have been $0.064.

Average Revenue per Daily Active User (ARPDAU) is calculated by dividing average daily MeetMe web and mobile revenue by the average daily active users (DAUs) for web and mobile. ARPDAU charts refer to total ARPDAU of MeetMe.

Average Revenue Per User (ARPU)


ARPU - Web
$1.50
$1.00
$0.50
0
$1.38
$1.46
$1.44
$1.41
$1.04
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14


ARPU - Mobile
$2.00
$1.50
$1.00
$.50
0
$0.82
$0.98
$1.10
$1.81
$1.92
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

In the quarter ended December 31, 2013, the company reported mobile ARPU of $2.01, which included a one-time revenue recognition of past deferred revenue for virtual currency sales previously collected but never used by the purchaser. Excluding this one-time adjustment, the mobile ARPU for the quarter ended December 31, 2013 would have been $1.81.

Average Revenue per User (ARPU) is calculated by dividing quarterly MeetMe web and mobile revenue by the average monthly active users (MAUs) for web and mobile. ARPU charts refer to total ARPU of MeetMe.

Adjusted EBITDA



Reported Adjusted EBITDA
3M
2M
1M
0
(1M)
(2M)
(1.7M)
400K
700K
2.4M
(500K)
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Adjusted EBITDA is a non-GAAP financial measure. For definition of Adjusted EBITDA, please refer to the Adjusted EBITDA Reconciliation slide in the appendix of this presentation.

Appendix

Daily Active Users (DAU)


Average DAU
1.5M
1M
500K
0
1.19M
1.18M
1.14M
1.10M
1.03M
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14


Average Mobile DAU
800K
600K
400K
200K
0
774K
789K
790K
773K
772K
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Monthly Active Users (MAU)



Average MAU
6M
5M
4M
3M
2M
1M
0
4.92M
5.37M
5.34M
5.54M
4.76M
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14



Average Mobile MAU
3M
2.5M
2M
1.5M
1M
500K
0
2.36M
2.69M
2.66M
2.53M
2.45M
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14

Adjusted EBITDA Reconciliation

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
Net Income (Loss) from Continuing Operations	$ (3,423,361)	$ (7,327,978)
Interest expense	420,243	213,840
Change in warrant liability	355,954	-
Depreciation and amortization	1,085,459	1,082,944
Amortization of stock based compensation	941,287	1,305,148
Acquisition and restructuring costs	120,202	1,894,417
Loss on debt restructure	-	1,174,269
Adjusted EBITDA	$ (500,216)	$ (1,657,360)
GAAP basic and diluted net income (loss) per common shareholders	$ (0.09)	$ (0.20)
Basic and diluted adjusted EBITDA per common shareholders	$ (0.01)	$ (0.04)
Weighted average number of shares outstanding, Basic and Diluted	38,499,171	37,367,607

Adjusted EBITDA is a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings (or loss) from continuing operations before interest expense, income taxes, depreciation and amortization, amortization of stockbased compensation, nonrecurring acquisition, restructuring or other expenses and goodwill impairment charges. The Company excludes stock based compensation because it is noncash in nature. Our management believes Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and analysts to evaluate and assess our operating results from period to period after removing the impact of acquisition related costs, and other items of a nonoperational nature that affect comparability. Our management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items.